SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 1999

MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, which forms C-BASS Trust 1999-CB1, which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On August 25, 1999 distribution was made to the Certificateholders.
Specific  information  with respect to these  distributions  is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    September 1, 1999               By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS
      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         August 25, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement August 25, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   August 25, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00    59,669,318.08    611,311.74        323,208.81   934,520.55        0.00        0.00          59,058,006.34
IAPO        31,361.00        31,085.59         38.28              0.00        38.28        0.00        0.00              31,047.31
IM1        648,000.00       644,592.86        865.02          3,491.54     4,356.56        0.00        0.00             643,727.84
IM2        324,000.00       322,296.43        432.51          1,745.77     2,178.28        0.00        0.00             321,863.92
IM3        389,000.00       386,954.66        519.28          2,096.00     2,615.28        0.00        0.00             386,435.38
IM4         98,000.00        97,484.72        130.82            528.04       658.86        0.00        0.00              97,353.90
IB1         98,000.00        97,484.72        130.82            528.04       658.86        0.00        0.00              97,353.90
IB2        162,000.00       161,148.20        216.26            872.89     1,089.15        0.00        0.00             160,931.94
IB3        551,050.60       548,153.21        735.60          2,969.16     3,704.76        0.00        0.00             547,417.61
IIA    112,788,000.00    96,490,718.14  3,563,171.70        445,767.02 4,008,938.72        0.00        0.00          92,927,546.44
IIM1     6,714,000.00     6,714,000.00          0.00         40,228.05    40,228.05        0.00        0.00           6,714,000.00
IIM2     6,714,000.00     6,714,000.00          0.00         44,368.35    44,368.35        0.00        0.00           6,714,000.00
IIB      5,908,000.00     5,908,000.00          0.00         40,617.50    40,617.50        0.00        0.00           5,908,000.00
X                0.00             0.00          0.00              0.00         0.00        0.00        0.00                   0.00
R                0.00             0.00          0.00              0.00         0.00        0.00        0.00                   0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60   177,785,236.61  4,177,552.03        906,421.17 5,083,973.20        0.00        0.00         173,607,684.58
-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90 q  61,487,728.74          0.00         95,283.07    95,283.07        0.00        0.00          60,873,903.33
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                        CURRENT                         CURRENT
                     PRINCIPAL                                                    PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR           CLASS          RATE
---------------------------------------------------------------------------------------------  ------------------------------------
IA      12489WAA2       955.05079882   9.78448865   5.17319189  14.95768054     945.26631016         IA          6.500000 %
IAPO    12489WAC8       991.21807340   1.22062434   0.00000000   1.22062434     989.99744906        IAPO         0.000000 %
IM1     12489WAD6       994.74206790   1.33490741   5.38817901   6.72308642     993.40716049         IM1         6.500000 %
IM2     12489WAE4       994.74206790   1.33490741   5.38817901   6.72308642     993.40716049         IM2         6.500000 %
IM3     12489WAF1       994.74205656   1.33491003   5.38817481   6.72308483     993.40714653         IM3         6.500000 %
IM4     12489WAG9       994.74204082   1.33489796   5.38816327   6.72306122     993.40714286         IM4         6.500000 %
IB1     N/A             994.74204082   1.33489796   5.38816327   6.72306122     993.40714286         IB1         6.500000 %
IB2     N/A             994.74197531   1.33493827   5.38820988   6.72314815     993.40703704         IB2         6.500000 %
IB3     N/A             994.74206180   1.33490463   5.38818032   6.72308496     993.40715716         IB3         6.500000 %
IIA     12489WAH7       855.50517910  31.59176242   3.95225574  35.54401816     823.91341668         IIA         5.543750 %
IIM1    12489WAJ3     1,000.00000000   0.00000000   5.99166667   5.99166667   1,000.00000000         IIM1        7.190000 %
IIM2    12489WAK0     1,000.00000000   0.00000000   6.60833333   6.60833333   1,000.00000000         IIM2        7.930000 %
IIB     12489WAL8     1,000.00000000   0.00000000   6.87500000   6.87500000   1,000.00000000         IIB         8.250000 %
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                  902.90748148  21.21628913   4.60338817  25.81967730     881.69119235
---------------------------------------------------------------------------------------------  ------------------------------------
IAIO    12489WAB0       956.20566866   0.00000000   1.48176252   1.48176252     946.65996989         IAIO        1.859553 %
---------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    August 25, 1999
                    Group 1 Available Funds                                                                        1,045,103.66
                    Group 2 Available Funds                                                                        4,134,152.62

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                              3,493,252.48
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        2,884,647.76
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              306,710.69
                    Monthly Excess Interest Amount                                                                   306,710.69
                    Monthly Excess Cashflow Amount                                                                   306,710.69
                    Overcollateralization Deficiency (After Distribution)                                          2,577,937.07
                    Overcollateralization Amount (After Distribution)                                              3,799,963.17

Fees and Advances
                    Servicing Fee                                                                                     69,078.69
                    Trustee Fee                                                                                        2,265.98
                    Lender PMI                                                                                        24,027.58
                    Total Advances                                                                                 2,408,903.99
                    Group 1 Advances                                                                               1,094,101.24
                    Group 2 Advances                                                                               1,314,802.75

Mortgage Loan Information
                    Total Principal Balance                                                                      177,407,648.74
                    Loan Count                                                                                            2,097
                    Weighted Average Remaining Term                                                                         304
                    Weighted Average Loan Rate                                                                           9.2926 %
                    Aggregate Amount of Prepayment                                                                 3,673,686.01
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

Group 1 Loan Information
                    Principal Balance                                                                             61,344,139.13
                    Non-Po Principal Balance                                                                      61,313,023.99
                    Po Principal Balance                                                                              31,115.14
                    Loan Count                                                                                              939
                    Weighted Average Remaining Term                                                                         284
                    Weighted Average Loan Rate                                                                           8.7322 %
                    Aggregate Amount of Prepayment                                                                   531,237.47
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00
                    Non-Po Amount of Scheduled Principal                                                              83,104.58
                    Non-Po Amount of Unscheduled Principal                                                           531,237.47
                    Po Amount of Scheduled Principal                                                                      38.28
                    Po Amount of Unscheduled Principal                                                                     0.00

Group 2 Loan Information
                    Principal Balance                                                                            116,063,509.61
                    Loan Count                                                                                            1,158
                    Weighted Average Remaining Term                                                                         314
                    Weighted Average Loan Rate                                                                           9.5836 %
                    Aggregate Amount of Prepayment                                                                 3,142,448.54
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       August 25, 1999
Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            219        14,820,017.75            24.16%
                    2 Months           101         7,061,179.38            11.51%
                    3+ Months           55         3,432,421.56             5.60%
                    Total              375        25,313,618.69            41.47%

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            150        14,625,770.73            12.60%
                    2 Months            53         4,640,779.23`            4.00%
                    3+ Months           53         5,663,316.74             4.88%
                    Total              256        24,929,866.70            21.48%

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            369        29,445,788.48            16.60%
                    2 Months           154        11,701,958.61             6.60%
                    3+ Months          108         9,095,738.30             5.13%
                    Total              631        50,243,485.39            28.33%

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  56              3,584,836.22           5.84 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  30              2,430,916.03           2.09 %

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  86              6,015,752.25           3.39 %


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -8-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       August 25, 1999
Number and Aggregate Principal Amounts of Bankruptcy Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    99            5,659,928.18           9.23 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    33            2,781,441.81            2.4 %
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   132            8,441,369.99           4.76 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00                 0.00 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00                 0.00 %
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                     0.00                0.00 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -9-